THE ENERGY NETWORK, INC.

                                INSTRUMENT OF ADOPTION

                                          OF

            CONNECTICUT NATURAL GAS CORPORATION OFFICERS' RETIREMENT PLAN
          -------------------------------------------------------------


                    The Energy Network, Inc., a Connecticut corporation

          (the "Company"), hereby adopts, effective as of April 27, 1999,

          the Connecticut Natural Gas Corporation Officers' Retirement

          Plan, as heretofore amended (the "Plan"), a copy of which Plan is annexed hereto as Exhibit A, thereby becoming an Employer in the

          Plan as defined in Section 1.6 of the Plan.  The Company agrees to be bound by all the terms and conditions of the Plan as now in effect and as hereafter amended from time to time.

                    IN WITNESS WHEREOF, the Company has executed this

          instrument as of the 27th day of April, 1999.


                                        THE ENERGY NETWORK, INC.


                                        By: S/ R.L. Babcock
                                        ------------------------------
                                        Title: Vice President
                                        ------------------------------

                    Pursuant to the resolutions of the Board of Directors

          of Connecticut Natural Gas Corporation, this Instrument of

          Adoption and the terms and provisions hereof are hereby consented to by Connecticut Natural Gas Corporation.

                                   CONNECTICUT NATURAL GAS CORPORATION

                                   By S/ Jean S. McCarthy
                                     --------------------------------------